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April 17, 2007

This is Gabriel Wisdom.  When high quality stocks and bonds are cheap, we call them Fallen Angels: Fallen because they are down. Angels because they can rise.  When high quality stocks have fallen to one half of our value estimates, it gives our shareholders 100% upside potential over time.  The Fallen Angels Value Fund is my managed portfolio of stocks that meet a half-priced criterion.

For more information, call us at the Fallen Angels Funds, and we’ll send you a prospectus and investor kit. Call 888-999-1395…888-999-1395.  Read it carefully before investing.  The prospectus contains important information including investment objectives, risks, and expenses which should be carefully considered before investing.

The Fallen Angels Funds: No-loads. No sales charges.  Get the investor kit.  Call me, Gabriel Wisdom, at 888-999-1395…888-999-1395.  The Fallen Angels Funds at FA Funds dot com.